ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                         ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

December 24, 1998

Dear Shareholder:

This report contains a portfolio review and the investment performance of the Alliance Global Environment Fund for the annual reporting period ended October 31, 1998.

INVESTMENT RESULTS
The following table provides your Fund's investment results, based on net asset value ("NAV") for the six- and 12-month periods ended October 31, 1998. For comparison purposes, relevant performance data is also provided for the Fund's benchmark index as represented by the First Analysis Securities Corporation ("FASC") Environmental Index, a broad-based index of companies in the environmental industry, and for the Standard & Poor's 500 Stock Index (the "S&P 500"), a measure of the broad U.S. stock market.

For the six months ended October 31, 1998, your Fund's Class A shares underperformed both the FASC Environmental Index return of -13.22%, and the S&P 500 decline of -0.40%. Over the 12-month period ended October 31, 1998, your Fund's Class A share return of -10.51% trailed the 6.56% decline in the FASC Environmental Index, as well as the 22.01% advance in the S&P 500. On October 31, 1998, the per share NAV for your Fund's Class A shares was $8.34.

The weak performance of your Fund over the recent six- and 12-month periods ended October 31, 1998, relative to that of the FASC Environmental Index, reflects declines in a number of individual holdings in the Fund's portfolio. These holdings include Thermo Eurotech N.V. (down 46.5% for the six months), Sealed Air Corp. (-43.5%), United States Filter Corp. (-35.1%), OM Group, Inc. (-26.4%), AES Corp. (-25.8%), Cuno, Inc. (-22.3%), Allied Waste Industries, Inc. (-21.4%), and Praxair, Inc. (-20.0%). Three of these companies (Sealed Air, OM Group, and Praxair) are part of the basic industries sector, which experienced poor performance during the period. AES, an independent power producer, declined because of investor concern over economic conditions in Brazil, while Cuno, a filtration company, underperformed because of weakness in its Asian business. United States Filter and Allied Waste Industries trailed the benchmark index because they are companies that grow predominantly through acquisition, requiring external capital, and therefore are negatively impacted by declining equity markets. Thermo Eurotech, an environmental company in the Netherlands, is a private placement holding in the Fund.


INVESTMENT RESULTS*
Periods Ended October 31, 1998
                                 TOTAL RETURNS
                             6 MONTHS      12 MONTHS
                             --------      ---------
ALLIANCE GLOBAL
  ENVIRONMENT FUND
  Class A                     -23.20%        -10.51%
  Class B                     -23.43%        -10.79%
  Class C                     -23.43%           n/a

FASC ENVIRONMENTAL INDEX      -13.22%         -6.56%

S&P 500 STOCK INDEX            -0.40%         22.01%


* UNTIL OCTOBER 3, 1997, THE FUND OPERATED AS A CLOSED-END INVESTMENT COMPANY AND ITS COMMON STOCK (WHICH THEN COMPRISED A SINGLE CLASS) WAS LISTED ON THE NEW YORK STOCK EXCHANGE. AFTER THE CLOSE OF BUSINESS ON OCTOBER 3, 1997, ALL OF THE FUND'S COMMON STOCK WAS CONVERTED INTO CLASS A SHARES OF THE FUND AND THE FUND COMMENCED A CONTINUOUS PUBLIC OFFERING OF ITS CLASS A, CLASS B, CLASS C, AND ADVISOR CLASS SHARES.

     THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE FIRST ANALYSIS SECURITIES CORPORATION ("FASC") ENVIRONMENTAL INDEX IS A BROAD-BASED INDEX OF COMPANIES IN THE ENVIRONMENTAL INDUSTRY. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

N/A: NOT APPLICABLE.


INVESTMENT ACTIVITY
Overall, the Fund remains concentrated on the growing segments of the environmental services industry, particularly those areas driven by economics (rather than those areas driven by government regulations) and existing,


1


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

enforced statutes (rather than anticipated actions by lawmakers). This focus has led to two primary themes within the Fund: domestic solid waste collection and disposal services and water treatment equipment and services.

Domestic solid waste industry fundamentals remain attractive, particularly for small- and mid-sized companies focused on regional integration of collection and disposal services. Internal growth remains strong (in the mid- to high-single digit range) and acquisition activity has continued for companies that do not require external capital. As of October 31, 1998, the Fund has approximately 24% of total assets invested in the solid waste segment, with significant holdings in Republic Services, Inc., Eastern Environmental Services, Inc., Waste Connections, Inc. and Casella Waste Systems, Inc. We believe that these companies are among those most likely to benefit from current favorable industry trends.

Similar to the solid waste industry, certain segments of the water treatment equipment and services industry are experiencing strong internal growth and rapid consolidation. While some individual companies are experiencing a decline in growth because of reduced access to capital in order to fund consolidation activities, and others are seeing a slowdown in their Asian operations due to the economic difficulties in that region, long-term growth trends are still positive. As of October 31, 1998, the Fund had approximately 24% of its holdings in water treatment, including positions in Tyco International, Ltd., United States Filter Corp., TETRA Technologies, Inc., Vivendi (based in France), Cuno, Inc., and Millipore Corp.

Other significant holdings include Sealed Air Corp., a packaging company, Ecolab, Inc., a provider of cleaning and sanitizing products and services, KTI, Inc., a recycling and waste-to-energy company, Newpark Resources, Inc., a provider of non-hazardous oilfield waste ("NOW") collection and disposal services, and OM Group, Inc., a manufacturer of metal-based chemicals.

Despite the weak performance of the Fund in the second half of fiscal 1998, we are optimistic regarding the outlook for fiscal 1999. Domestic solid waste volumes continue to grow and pricing remains positive. Global growth prospects for water treatment equipment and services companies continue to be favorable, and business conditions in Asia appear to be improving. We believe that the Fund remains well positioned to take advantage of growth opportunities within the environmental services industry.

As always, we thank you for your continued interest and investment in the Alliance Global Environment Fund.

Sincerely,


John D. Carifa
Chairman and President


Linda Bolton Weiser
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES              ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

Alliance Global Environment Fund is designed for investors desiring to participate in companies expected to benefit from the increased global commitment to a cleaner environment.

Under normal circumstances, the Fund will invest substantially all of its assets in equity securities in two categories of Eligible Companies: those having a principal business including environmental protection and other providers of products or services intended to contribute to the environment.


INVESTMENT RESULTS *

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1998#

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -10.51%        -14.30%
Five Years                    10.72%          9.75%
Since Inception**              3.81%          3.28%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -10.79%        -12.56%
Since Inception**            -15.03%        -16.21%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception**            -12.88%        -13.31%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1998)#

                             CLASS A        CLASS B        CLASS C
                             -------        -------        -------
1 Year                       -17.28%           n/a            n/a
5 Years                        9.65%           n/a            n/a
Since Inception**              3.33%        -17.66%        -13.31%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.

**   Inception: 6/1/90 Class A; 10/6/97 Class B; 11/5/97 Class C.

#    Returns for periods less than one year are not annualized.

n/a: not applicable


3


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ALLIANCE GLOBAL ENVIRONMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/90* TO 10/31/98

$43,000
$37,000
$31,000
$25,000
$19,000
$13,000
$ 7,000
$10,000

S&P 500: $38,020
GLOBAL ENVIRONMENT FUND CLASS A**: $13,023
FASC ENVIRONMENTAL INDEX: $10,756

6/30/90   10/31/91   10/31/92   10/31/93   10/31/94   10/31/95   10/31/96
10/31/97   10/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Environment Fund Class A shares (from 6/30/90 to 10/31/98) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The FASCEnvironmental Index is a broad-based index of companies in the environmental industry.

Global Environment Fund

Standard & Poor's 500 Stock Index

FASCEnvironmental Index


*    Month-end nearest to Fund's inception date of 6/1/90.

**   Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, and Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.


4


TEN LARGEST HOLDINGS
OCTOBER 31, 1998                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                   U.S. $          PERCENT OF
COMPANY                                            VALUE           NET ASSETS
-------------------------------------------------------------------------------
REPUBLIC SERVICES, INC., CL. A--Provides
  non-hazardous solid waste collection
  and disposal services in the
  United States.                              $   894,687             6.6%

EASTERN ENVIRONMENTAL SERVICES, INC.--A
  non-hazardous solid waste management
  company that collects, transports, and
  disposes residential, industrial,
  commercial, and special waste.                  854,700             6.4

ECOLAB, INC.--The company develops and
  markets products and services for
  the hospitality, institutional and
  industrial markets.                             851,437             6.3

SEALED AIR CORP.--The company manufactures
  and sells protective and specialty
  packaging products.                             776,081             5.8

TYCO INTERNATIONAL, LTD.--The company
  manufactures and distributes
  disposable medical supplies and
  conducts vehicle auctions.                      743,250             5.5

UNITED STATES FILTER CORP.--Provides
  industrial and municipal water and
  wastewater treatment systems, products
  and services on a global basis.                 716,392             5.3

GENERAL ELECTRIC CO.--Diversified
  manufacturing, technology and
  services company.                               691,250             5.1

KTI, INC.--An integrated waste
  management company.                             682,500             5.1

TETRA TECHNOLOGIES, INC.--Provides
  comprehensive resource management,
  infrastructure and telecommunications
  support services.                               665,234             4.9

NEWPARK RESOURCES, INC.--Provides
  environmental management and oilfield
  construction services to the oil and
  gas industry in the Gulf coast region.          618,156             4.6
                                              $ 7,493,687            55.6%


5

INDUSTRY DIVERSIFICATION
OCTOBER 31, 1998                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________


                                                  U.S. $          PERCENT OF
                                                  VALUE           NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                              $ 3,263,680            24.2%
Capital Goods                                   5,367,388            39.8
Consumer Services                                 854,700             6.4
Energy                                            835,125             6.2
Multi-Industry                                  1,245,689             9.2
Technology                                        665,234             5.0
Transportation                                    570,441             4.2
Total Investments*                             12,802,257            95.0
Cash and other assets,
  net of liabilities                              680,178             5.0
Net Assets                                    $13,482,435           100.0%


*    Excludes short-term obligations


6


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-95.0%
AUSTRALIA-4.3%
Brambles Industries, Ltd.                        26,000       $  570,441

FRANCE-3.7%
Vivendi                                           2,200          502,439

NETHERLANDS-3.9%
Thermo Eurotech (a)(b)                          165,000          529,974

UNITED STATES-83.1%
AES Corp.(a)                                      5,300          216,969
Allied Waste Industries, Inc. (a)                12,375          267,609
Casella Waste Systems, Inc. (a)                   7,900          233,050
Cuno, Inc. (a)                                   32,500          495,625
Eastern Environmental Services, Inc.(a)          30,800          854,700
Ecolab, Inc.                                     28,500          851,437
General Electric Co.                              7,900          691,250
KTI, Inc.(a)                                     32,500          682,500
Millipore Corp.                                   6,000          147,750
Minerals Technologies, Inc.                      12,000          546,750
Newpark Resources, Inc.(a)                       65,500          618,156
OM Group, Inc.                                   18,500          603,563
Praxair, Inc.                                     8,400          338,100
Republic Services, Inc., CL. A(a)                40,900          894,687
Sealed Air Corp. (a)                             21,900          776,081
TETRA Technologies, Inc. (a)                     32,750          665,234
Tyco International, Ltd.                         12,000          743,250
United States Filter Corp.(a)                    33,812          716,392
United Technologies Corp                          5,200          495,300
Waste Connections, Inc.(a)                       19,000          361,000
                                                             ------------
                                                              11,199,403

Total Common Stocks
  (cost $12,228,891)                                          12,802,257

TIME DEPOSIT-5.2%
Dresdner
  5.56%, 11/02/98
  (cost $700,000)                              $    700          700,000

TOTAL INVESTMENTS-100.2%
  (cost $12,928,891)                                          13,502,257
Other assets less liabilities-(0.2)%                             (19,822)

NET ASSETS-100%                                            $  13,482,435


(a)  Non-income producing security.

(b)  Restricted and illiquid security, valued at fair value (See notes A and F)

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $12,928,891)          $ 13,502,257
  Cash                                                                 212,523
  Dividends and interest receivable                                      6,628
  Receivable for capital stock sold                                      5,152
  Total assets                                                      13,726,560

LIABILITIES
  Advisory fee payable                                                  12,855
  Payable for capital stock redeemed                                     8,730
  Accrued expenses                                                     222,540
  Total liabilities                                                    244,125

NET ASSETS                                                        $ 13,482,435
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      1,617
  Additional paid-in capital                                         9,204,688
  Accumulated net realized gain on investments
    and foreign currency transactions                                3,702,369
  Net unrealized appreciation of investments
    and foreign currency denominated assets
    and liabilities                                                    573,761
                                                                  $ 13,482,435

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($13,294,761 / 1,594,869 shares of
    capital stock issued and outstanding)                                $8.34
  Sales charge--4.25% of public offering price                            0.37
  Maximum offering price                                                 $8.71

  CLASS B SHARES
  Net asset value and offering price per share
    ($152,389 / 18,367 shares of
    capital stock issued and outstanding)                                $8.30

  CLASS C SHARES
  Net asset value and offering price per share
    ($30,624 / 3,705 shares of
    capital stock issued and outstanding)                                $8.27

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price
    per share ($4,661 / 557 shares of
    capital stock issued and outstanding)                                $8.37


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998                    ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $978)                                $  97,693
  Interest                                              49,483     $   147,176

EXPENSES
  Advisory fee                                         314,210
  Distribution fee - Class A                            85,334
  Distribution fee - Class B                               854
  Distribution fee - Class C                               287
  Custodian                                            128,675
  Audit and legal                                       95,613
  Directors' fees                                       41,000
  Registration                                          34,896
  Transfer agency                                       33,119
  Printing                                              23,201
  Miscellaneous                                         38,589
  Total expenses before interest                       795,778
  Interest expense                                       4,738
  Total expenses                                       800,516
  Less: expense offset arrangement
    (see Note B)                                        (3,178)
  Net expenses                                                         797,338
  Net investment loss                                                 (650,162)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       4,666,985
  Net realized loss on foreign
    currency transactions                                              (94,745)
  Net change in unrealized appreciation of:
    Investments                                                     (7,383,265)
    Foreign currency denominated assets
      and liabilities                                                     (580)
  Net loss on investments and foreign
    currency transactions                                           (2,811,605)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(3,461,767)


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                               OCTOBER 31,          OCTOBER 31,
                                                  1998                 1997
                                              ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                         $  (650,162)         $(1,346,736)
  Net realized gain on investments and
    foreign currency transactions               4,572,240           24,901,517
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities         (7,383,845)          (1,178,992)
  Net increase (decrease) in net assets
    from operations                            (3,461,767)          22,375,789

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                   (23,312,560)          (6,786,801)
    Class B                                       (15,304)                  -0-
    Class C                                       (45,452)                  -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (12,060,609)         (63,481,665)
  Total decrease                              (38,895,692)         (47,892,677)

NET ASSETS
  Beginning of year                            52,378,127          100,270,804
  End of year                                 $13,482,435         $ 52,378,127


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, open-end management investment company. Until October 3, 1997, the Fund was registered under the 1940 Act as a non-diversified, closed-end management investment company. After October 3, 1997, all of the common stock was converted to Class A shares of the Fund and the Fund commenced a public offering of its Class A, Class B, Class C and Advisor Class of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. In order to moderate the impact of a potentially large number of redemption and exchange requests, redemptions or exchanges of Class A shares received in the conversion were subject to a 2% redemption fee through October 2, 1998. There was no redemption fee after October 2, 1998. The entire amount of the redemption fee was payable to the Fund, and not to Alliance, providing an antidilutive benefit to stockholders. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denomi-


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

nated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency denominated assets and liabilities. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets, and .80 of 1% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly. Prior to the Fund's conversion to an open-end Fund, the fee was calculated based on average weekly net assets.

Commencing October 6, 1997 the Fund began compensating Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $27,577 for the year ended October 31, 1998.

In addition, for the year ended October 31, 1998, the Fund's expenses were reduced by $3,178 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,830 from the sale of Class A shares and $180 in contingent deferred sales charges imposes upon redemption by shareholders of Class B shares, for the year ended October 31, 1998.

Brokerage commissions paid on investment transactions for the year ended October 31, 1998, amounted to $195,494, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


12


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $151,011 and $101,842 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $275,503,634 and $315,270,128 respectively, for the year ended October 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1998. At October 31, 1998, the cost of investments for federal income tax purposes was $13,825,524. Accordingly, gross unrealized appreciation of investments was $1,275,337 and gross unrealized depreciation of investments was $1,598,604, resulting in net unrealized depreciation of $323,267, (excluding foreign currency transactions).


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Until October 3, 1997, the Fund was a closed end management investment company. On March 14, 1996 the Fund initiated a share repurchase program. The program allowed for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. For the year ended October 31, 1997, 117,700 shares were repurchased at a cost of $1,575,322 representing 13.60% of the 6,907,169 shares outstanding at March 14, 1996. This included $46,995 in commissions paid to Paine Webber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to March 14, 1997 was 19.60%. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               55,756         2,558   $     849,917   $      48,826
Shares issued in
  reinvestment of
  distributions        1,310,177            -0-     11,708,454              -0-
Shares redeemed       (2,561,773)   (3,179,118)    (24,890,942)    (61,955,419)
Shares repurchased
  in tender offer
  prior to conversion
  of Fund to
  open-end status             --      (117,700)             --      (1,575,322)
Net decrease          (1,195,840)   (3,294,260)  $ (12,332,571)  $ (63,481,915)


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED   OCT. 6,1997(A)   YEAR ENDED    OCT. 6,1997(A)
                     OCTOBER 31,        TO         OCTOBER 31,         TO
                        1998      OCT. 31, 1997      1998        OCT. 31, 1997
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold               17,859            13        $188,915            $250
Shares issued in
  reinvestment of
  distributions            1,716            -0-         15,304              -0-
Shares redeemed           (1,221)           -0-         (9,093)             -0-
Net increase              18,354            13        $195,126            $250

                      NOV. 5, 1997(A)              NOV. 5, 1997(A)
                            TO                           TO
                      OCT. 31, 1998                OCT. 31, 1998
                      --------------               --------------
CLASS C
Shares sold                8,706                     $ 123,284
Shares issued in
  reinvestment of
  distributions            5,087                        45,325
Shares redeemed          (10,088)                      (96,487)
Net increase               3,705                      $ 72,122

                      DEC. 29,1997(A)              DEC. 29,1997(A)
                              TO                            TO
                       OCT. 31, 1998                OCT. 31, 1998
                      --------------               --------------
ADVISOR CLASS
Shares sold                1,557                      $ 15,054
Shares redeemed           (1,000)                      (10,340)
Net increase                 557                      $  4,714


NOTE F: RESTRICTED AND ILLIQUID SECURITY
                                                DATE ACQUIRED           COST
                                               ---------------        --------
Thermo Eurotech                                3/19/91-4/15/91        $529,926


The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at October 31, 1998 was $529,974 representing 3.9% of net assets.


(a)  Commencement of distribution.


14


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. During the year ended October 31, 1998, the Fund had borrowings outstanding for twelve days and the weighted average interest on such borrowings was 5.59%. The Fund had no borrowings outstanding on October 31, 1998.


15


FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $18.77       $16.48       $12.37       $11.74       $10.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.24)(a)     (.23)(a)     (.13)(a)      .03           -0-
Net realized and unrealized gain
  (loss) on investments
  and foreign currency
  transactions                                 (1.12)        3.65         4.26          .60          .77
Net increase (decrease) in net asset
  value from operations                        (1.36)        3.42         4.13          .63          .77

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.02)          -0-          -0-
Distributions from net realized gain
  on investments and
  foreign currency transactions                (9.07)       (1.13)          -0-          -0-          -0-
Total dividends and distributions              (9.07)       (1.13)        (.02)          -0-          -0-
Net asset value, end of year                   $8.34       $18.77       $16.48       $12.37       $11.74
Market value, end of year                                               $13.25       $9.375        $9.50

TOTAL RETURN
Total investment return based on net
  asset value (b)                             (10.51)%      23.51%       33.48%        5.37%        7.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $13,295      $52,378     $100,271      $85,416      $81,102
Ratio of expenses to average net assets         2.80%(c)     2.39%        1.60%        1.57%        1.67%
Ratio of net investment income (loss) to
  average net assets                           (2.27)%      (1.35)%       (.85)%        .21%        (.04)%
Portfolio turnover rate                          205%         145%         268%         109%          42%


See footnote summary on page 19.


16


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS B
                                                  ----------------------------
                                                                OCTOBER 6,
                                                                     1997(D)
                                                   YEAR ENDED         TO
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1998           1997
                                                   -----------    ------------
Net asset value, beginning of period                $18.76         $19.92

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                               (.27)          (.20)
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                       (1.12)          (.96)
Net decrease in net asset value from
  operations                                         (1.39)         (1.16)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                       (9.07)            -0-
Total distributions                                  (9.07)            -0-
Net asset value, end of period                       $8.30         $18.76

TOTAL RETURN
Total investment return based on net
  asset value (b)                                   (10.79)%        (5.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $152           $235(e)
Ratio of expenses to average net assets               3.52%(c)      20.84%(f)
Ratio of net investment loss to average
  net assets                                         (2.93)%        (1.03)%(f)
Portfolio turnover rate                                205%           145%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                   CLASS C
                                                                  -----------
                                                                  NOVEMBER 5,
                                                                   1997(D)
                                                                      TO
                                                                  OCTOBER 31,
                                                                     1998
                                                                  -----------
Net asset value, beginning of period                               $19.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                              (.27)
Net realized and unrealized loss on investments
  and foreign currency transactions                                 (1.54)
Net decrease in net asset value from
  operations                                                        (1.81)

LESS: DISTRIBUTIONS
Distributions from net realized gain on investments and
  foreign currency transactions                                     (9.07)
Total distributions                                                 (9.07)
Net asset value, end of period                                      $8.27

TOTAL RETURN
Total investment return based on net asset value (b)(f)            (12.88)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                             $31
Ratio of expenses to average net assets (f)                          3.39%(c)
Ratio of net investment loss to average
  net assets (f)                                                    (2.75)%
Portfolio turnover rate                                               205%


See footnote summary on page 19.


18


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                    ADVISOR
                                                                     CLASS
                                                                  ------------
                                                                  DECEMBER 29,
                                                                     1997(D)
                                                                       TO
                                                                  OCTOBER 31,
                                                                     1998
                                                                  ------------
Net asset value, beginning of period                                $9.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                              (.20)
Net realized and unrealized loss on investments
  and foreign currency transactions                                  (.58)
Net decrease in net asset value from
  operations                                                         (.78)
Net asset value, end of period                                      $8.37

TOTAL RETURN
Total investment return based on net asset value (b)(f)             (8.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5
Ratio of expenses to average net assets (f)                          3.04%(c)
Ratio of net investment loss to average
  net assets (f)                                                    (2.39)%
Portfolio turnover rate                                               205%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1998, the ratios of expenses to average net assets were 2.79%, 3.51%, 3.38% and 3.03% for Class A, B, C and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Actual net assets without 000's omitted.

(f)  Annualized


19


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL ENVIRONMENT FUND,
INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 2, 1998


20


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
LINDA BOLTON WEISER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O.Box 1520
Secaucus, NJ07094
Toll-Free 1-(800)-221-5672


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

22

ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ENVAR